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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-214244 on Form S-8 of our report dated March 6, 2017, relating to the financial statements of Ra Pharmaceuticals, Inc. appearing in this Annual Report on Form 10-K of Ra Pharmaceuticals, Inc. for the year ended December 31, 2016.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
March 6, 2017

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM